Exhibit 99.1

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                               BEHRINGER HARVARD


FOR IMMEDIATE RELEASE

            BEHRINGER HARVARD OPPORTUNITY REIT I ACQUIRES FIRST ASSET

           REPRESENTS FIFTH BEHRINGER HARVARD PROPERTY IN TWIN CITIES

DALLAS, MARCH 2, 2006 - Behringer Harvard Opportunity REIT I, Inc. announced today its acquisition of 12600 Whitewater Drive, a Class A office building located in the Minneapolis suburb of Minnetonka. This dynamic submarket, 15 miles southwest of the central business district, is home to prominent corporate offices and some of the area's fastest-growing residential communities.

"We're pleased that the Fund's first purchase is in a desirable and rapidly growing portion of the Twin Cities at a price significantly below replacement cost," said Robert M. Behringer, chairman and CEO of Behringer Harvard. "This value-added asset provides both cash flow and capital appreciation opportunities with no scheduled tenant lease expirations over the next three years."

The 6.14-acre site in the Minnetonka Corporate Center features a two-story building providing 70,705 square feet of rentable space as well as 12 below-grade executive parking spaces and surface parking for 257 vehicles. Built in 1997, the building underwent renovations to the main lobby and common areas in 2003 to accommodate its current multi-tenant usage.

The building is 95 percent leased to three major tenants, including Associated Financial Group, a multi-line insurance agency; KMG America Corporation, a provider of insurance products; and Vanco Services, a supplier of payment technology solutions. CB Richard Ellis will perform on-site management services for the property.

Conveniently located at the northeast corner of Interstate 494 and Highway 62, the site is only 15 minutes from the Minneapolis-St. Paul International Airport. The property also provides convenient access to the western suburbs of Minneapolis and executive housing surrounding Lake Minnetonka.

This acquisition represents the fifth Twin Cities property acquired by a Behringer Harvard investment program. Behringer Harvard REIT I, Inc. owns three properties in the Twin Cities, including: One Financial Plaza, located at 120 South Sixth Street in downtown Minneapolis; Minnesota Center at 7760 France Avenue South in Bloomington; and Lawson Commons at 380 St. Peter Street in St. Paul's central business district. Behringer Harvard Mid-Term Value Enhancement Fund I LP owns an office property at 601 Second Avenue South in Hopkins.

ABOUT BEHRINGER HARVARD:
Behringer Harvard is an investment company that offers a diverse selection of real estate funds reflecting core, value-added and opportunistic investment strategies. Its publicly registered non-traded REITs and limited partnerships provide strategic opportunities for sellers of institutional-quality real estate as well as individual investors seeking to diversify

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their portfolios. The company's finite-life programs, offered through the independent broker dealer community, generally feature a total return focus and the financial transparency of public securities. For more information, call toll-free 866.655.3600 or visit behringerharvard.com.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS RELATING TO THE BUSINESS AND FINANCIAL OUTLOOK OF BEHRINGER HARVARD OPPORTUNITY REIT I, INC. THAT ARE BASED ON OUR CURRENT EXPECTATIONS, ESTIMATES, FORECASTS AND PROJECTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN THESE FORWARD-LOOKING STATEMENTS, AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON ANY SUCH STATEMENTS. A NUMBER OF IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE. SUCH FACTORS INCLUDE THOSE DESCRIBED IN THE RISK FACTORS SECTIONS OF THE OFFERING DOCUMENTS FOR THE OFFERING OF EQUITY OF BEHRINGER HARVARD OPPORTUNITY REIT I, INC. FORWARD-LOOKING STATEMENTS IN THIS DOCUMENT SPEAK ONLY AS OF THE DATE ON WHICH SUCH STATEMENTS WERE MADE AND WE UNDERTAKE NO OBLIGATION TO UPDATE ANY SUCH STATEMENTS THAT MAY BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS. WE CLAIM THE SAFE HARBOR PROTECTION FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

CONTACTS

Katie Myers                                 Jason Mattox
Richards/Gravelle                           Executive Vice President
katie_myers@richards.com                    Behringer Harvard
214.891.5842                                jmattox@behringerharvard.com
                                            866.655.3600

Barbara Marler
Marketing Communications Manager
Behringer Harvard
bmarler@behringerharvard.com
469.341.2312

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